UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-04656

Ellsworth Growth and Income Fund Ltd.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

James A. Dinsmore
Gabelli Funds, LLC
One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: September 30

Date of reporting period: March 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549- 1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Ellsworth Growth and Income Fund Ltd. Semiannual Report — March 31, 2025
James A. Dinsmore, CFA BA, Cornell University MBA, Rutgers University

To Our Shareholders,

For the six months ended March 31, 2025, the net asset value (NAV) total return of the Ellsworth Growth and Income Fund Ltd. was 4.1%, compared with total returns of 1.2% and 1.8% for the ICE Bank of America U.S. Convertibles Index and the Bloomberg Balanced U.S. Convertibles Index, respectively. The total return for the Fund’s publicly traded shares was 3.8%. The Fund’s NAV per share was $10.38, while the price of the publicly traded shares closed at $9.08 on the NYSE American. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of March 31, 2025.

Investment Objective and Strategy (Unaudited)

The Fund’s primary investment objective is to provide income and the potential for capital appreciation, which objectives the Fund considers to be relatively equal over the long term due to the nature of the securities in which it invests. The Fund invests primarily in convertible and equity securities.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

For the six months ended March 31, 2025, Ellsworth’s NAV was up 4.10%, outperforming the ICE BAML All Convertibles Index which was up 1.17%.

The first fiscal quarter saw increasing enthusiasm after the election set off a broad rally that drove many of our holdings higher, helping us to outperform the convertible market. We continued to benefit from several smaller companies where we are overweight, as well as our equity positioning which differentiates us from the convertible market. Top performers in the quarter included Rocketlab 4.25% of ’29, Microstrategy 2.25% of ’32, Sofi 1.25% of ’29 and Broadcom equity.

Our second fiscal quarter began with enthusiasm that a second Trump administration would focus on pro-growth policies and be a tailwind for equity markets. As the quarter progressed, it became clear that uncertainty around tariffs would make it difficult to gauge near-term fundamentals while also calling into question market multiples. This weighed on equity markets, sending the major indices lower, erasing all of the gains since the election in November. Convertibles acted well in this volatile environment, outperforming the broader equity indices while significantly outperforming their underlying equities. Our top performers in the quarter included Alibaba 0.5% of ’31, MP Materials 3% of ’30, HCI Group 4.75% of ’42, and T-Mobile US equity.

Convertible issuance was quite strong in the first fiscal quarter, bringing total 2024 issuance to the third highest level in nearly 20 years. As uncertainty crept into markets in the second fiscal quarter, issuance slowed down from last year’s pace, but we still saw several notable large deals. We believe the market is well positioned for risk adjusted equity exposure and our focus remains on the total return portion of the convertible market which should have the most asymmetrical return profile over the next few years.

At current levels the convertible market offers a YTM of 4.1% and a 49% premium to conversion value. The convertible portion of our portfolio offers a 4.5% YTM at a 42% conversion premium. Sensitivity to moves in underlying equities moved slightly lower with the market delta now at 50. Ellsworth’s convertible portfolio is more equity sensitive with a delta of 57. Including the equity portion of the portfolio increases our delta to 60. The equity portion of the portfolio continues to offer diversification in companies that we believe offer compelling long-term risk/reward profiles. At quarter end our portfolio was 26% equity sensitive (14% common stock), 56% total return, and 18% fixed income equivalent. This compares to the market at 33% equity, 32% total return, and 35% fixed income equivalent.

We have managed convertibles through multiple market cycles and remain optimistic for the possibilities of the asset class this year. Our focus on the total return segment of the market allows us to position the portfolio cautiously while participating when the market moves higher. We continue to look for opportunities for equity upside, particularly when market volatility creates attractive entry points. We use the equity portion of the portfolio for diversification and to invest where we have long term conviction in companies that may not have an attractive convertible available to us. We believe this balanced approach will provide the best opportunity for long-term asymmetrical returns.

Thank you for your investment in the Ellsworth Growth and Income Fund.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio manager and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through March 31, 2025 (a) (b) (Unaudited)
						Since
	Six					Inception
	Months	1 Year	3 Year	5 Year	10 Year	(6 /30/86)
The Ellsworth Growth and Income Fund Ltd. (ECF)
NAV Total Return (c)	4.09%	13.20%	0.18%	8.49%	6.92%	7.66%
Investment Total Return (d)	3.85	18.50	0.95	9.55	7.95	8.13
ICE Bank of America U.S. Convertibles Index	1.17	6.27	1.80	12.42	8.50	N/A	(e)
Bloomberg Balanced U.S. Convertibles Index	1.85	9.27	2.55	10.58	6.37	N/A	(f)

(a)	The Fund’s fiscal year ends on September 30.

(b)	Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The ICE Bank of America U.S. Convertibles Index is a market value weighted index of all dollar denominated convertible securities that are exchangeable into U.S. equities that have a market value of more than $50 million. The Bloomberg Balanced U.S. Convertibles Index is a market value weighted index that tracks the performance of publicly placed, dollar denominated convertible securities that are between 40% and 80% sensitive to movements in their underlying common stocks. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(c)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date for the period beginning November 2015, and are net of expenses. Total returns and average annual returns were not adjusted for the 2004 rights offering. For the period from December 2008 through October 2015, distributions were reinvested on the payable date using market prices. From inception through November 2008, distributions were reinvested on the payable date using NAV. Since inception return is based on an initial NAV of $9.30.

(d)	Total returns and average annual returns reflect changes in closing market values on the NYSE American and reinvestment of distributions. Total returns and average annual returns were not adjusted for the 2004 rights offering. Since inception return is based on an initial offering price of $10.00.

(e)	The ICE Bank of America U.S. Convertibles Index inception date is December 31, 1994.

(f)	The Bloomberg Balanced U.S. Convertibles Index inception date is January 1, 2003.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of total investments as of March 31, 2025:

Ellsworth Growth and Income Fund Ltd.

Energy and Utilities	18.3%
Computer Software and Services	17.8%
Health Care	12.2%
Financial Services	10.4%
Real Estate Investment Trusts	8.5%
U.S. Government Obligations	7.9%
Semiconductors	6.2%
Telecommunications	5.6%
Consumer Services	2.6%
Metals and Mining	2.3%
Entertainment	1.7%
Communications Equipment	1.5%
Aerospace and Defense	1.4%
Diversified Industrial	1.3%
Specialty Chemicals	1.2%
Automotive: Parts and Accessories	0.6%
Business Services	0.5%
Retail	0.0%*
100.0%

*	Amountrepresents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments — March 31, 2025 (Unaudited)

Principal			Market
Amount		Cost	Value
	CONVERTIBLE CORPORATE BONDS — 67.4%
	Aerospace and Defense — 0.6%
$750,000	Astronics Corp.,
	5.500%, 03/15/30(a)	$909,215	$1,020,750

	Automotive: Parts and Accessories — 0.6%
1,000,000	Rivian Automotive Inc.,
	4.625%, 03/15/29	1,019,547	978,125

	Communications Equipment — 1.5%
2,200,000	Lumentum Holdings Inc.,
	1.500%, 12/15/29	2,407,171	2,590,500

	Computer Software and Services — 14.6%
2,500,000	Akamai Technologies Inc.,
	1.125%, 02/15/29	2,580,016	2,387,500
2,300,000	Alibaba Group Holding Ltd.,
	0.500%, 06/01/31(a)(b)	2,470,204	3,287,275
2,000,000	Box Inc.,
	1.500%, 09/15/29(a)	2,024,921	1,932,000
3,850,000	Cardlytics Inc.,
	4.250%, 04/01/29(a)	3,157,381	1,936,054
2,500,000	CSG Systems International Inc.,
	3.875%, 09/15/28	2,486,067	2,707,500
1,500,000	Nutanix Inc.,
	0.500%, 12/15/29(a)	1,594,647	1,588,543
1,100,000	Pagaya Technologies Ltd.,
	6.125%, 10/01/29(a)	1,106,353	1,221,000
890,000	PAR Technology Corp.,
	1.000%, 01/15/30(a)	902,283	841,495
3,500,000	Parsons Corp.,
	2.625%, 03/01/29	3,502,338	3,505,250
3,200,000	Progress Software Corp.,
	3.500%, 03/01/30	3,391,425	3,376,000
900,000	Snowflake Inc.,
	Zero Coupon,
	10/01/29(a)	900,000	1,054,238
3,170,000	Veritone Inc.,
	1.750%, 11/15/26	2,541,260	1,331,391
700,000	Vertex Inc.,
	0.750%, 05/01/29(a)	704,076	835,188
		27,360,971	26,003,434

	Consumer Services — 2.6%
2,000,000	Live Nation Entertainment Inc.,
	2.875%, 01/15/30(a)	2,052,743	2,075,000
Principal			Market
Amount		Cost	Value
$2,140,000	Uber Technologies Inc., Ser. 2028,
	0.875%, 12/01/28	$2,378,217	$2,615,080
		4,430,960	4,690,080
	Diversified Industrial — 0.4%
750,000	Enovix Corp.,
	3.000%, 05/01/28(a)	697,651	630,806

	Energy and Utilities — 15.8%
4,026,000	Array Technologies Inc.,
	1.000%, 12/01/28	3,444,335	2,967,401
2,000,000	Bloom Energy Corp.,
	3.000%, 06/01/28	1,978,304	2,618,000
2,000,000	CMS Energy Corp.,
	3.375%, 05/01/28	2,000,254	2,217,000
350,000	Fluence Energy Inc.,
	2.250%, 06/15/30(a)	350,000	206,848
2,000,000	Fluor Corp.,
	1.125%, 08/15/29	2,354,717	2,127,500
3,950,000	Nabors Industries Inc.,
	1.750%, 06/15/29	3,257,965	2,660,325
3,600,000	Northern Oil & Gas Inc.,
	3.625%, 04/15/29	3,802,093	3,807,180
2,000,000	Ormat Technologies Inc.,
	2.500%, 07/15/27	1,982,506	2,065,000
3,000,000	PPL Capital Funding Inc.,
	2.875%, 03/15/28	2,956,641	3,364,500
2,500,000	TXNM Energy Inc.,
	5.750%, 06/01/54(a)	2,500,000	3,131,637
2,450,000	WEC Energy Group Inc.,
	4.375%, 06/01/29(a)	2,450,000	2,937,871
		27,076,815	28,103,262

	Entertainment — 1.0%
1,500,000	Liberty Media Corp.-Liberty
	Formula One,
	2.250%, 08/15/27	1,462,148	1,826,250

	Financial Services — 8.6%
3,000,000	Cleanspark Inc.,
	Zero Coupon,
	06/15/30(a)	2,977,517	2,176,697
2,000,000	Coinbase Global Inc.,
	0.250%, 04/01/30(a)	2,252,650	1,896,000
2,000,000	Galaxy Digital Holdings LP,
	2.500%, 12/01/29(a)	2,000,000	1,685,000
3,000,000	Global Payments Inc.,
	1.500%, 03/01/31	2,978,230	2,841,000
2,000,000	HCI Group Inc.,
	4.750%, 06/01/42	2,274,779	3,723,000
1,150,000	Riot Platforms Inc.,
	0.750%, 01/15/30(a)	1,023,223	892,249

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments (Continued) — March 31, 2025 (Unaudited)

Principal			Market
Amount		Cost	Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Financial Services (Continued)
$1,500,000	SoFi Technologies Inc.,
	1.250%, 03/15/29	$1,528,054	$2,153,250
		15,034,453	15,367,196

	Health Care — 10.7%
1,000,000	Alnylam Pharmaceuticals Inc.,
	1.000%, 09/15/27	1,062,072	1,154,000
2,000,000	ANI Pharmaceuticals Inc.,
	2.250%, 09/01/29(a)	2,045,524	2,246,000
250,000	Bridgebio Pharma Inc.,
	1.750%, 03/01/31(a)	250,000	258,250
2,000,000	Enovis Corp.,
	3.875%, 10/15/28	2,123,903	2,052,000
1,625,000	Evolent Health Inc.,
	3.500%, 12/01/29	1,561,269	1,328,974
1,950,000	Exact Sciences Corp.,
	2.000%, 03/01/30	2,067,521	1,833,000
1,800,000	Halozyme Therapeutics Inc.,
	1.000%, 08/15/28	1,789,899	2,306,391
1,015,000	Invacare Corp., Escrow,
	Zero Coupon,
	05/08/28(c)	13	0
2,150,000	Jazz Investments I Ltd.,
	3.125%, 09/15/30(a)	2,226,884	2,394,025
1,250,000	Pacira BioSciences Inc.,
	2.125%, 05/15/29(a)	965,119	1,222,077
3,400,000	Sarepta Therapeutics Inc.,
	1.250%, 09/15/27	3,779,876	3,165,400
1,000,000	TransMedics Group Inc.,
	1.500%, 06/01/28	1,146,899	1,075,550
		19,018,979	19,035,667

	Metals and Mining — 2.3%
1,100,000	Centrus Energy Corp.,
	2.250%, 11/01/30(a)	1,174,556	1,034,721
2,150,000	MP Materials Corp.,
	3.000%, 03/01/30(a)	2,244,183	2,972,450
		3,418,739	4,007,171

	Real Estate Investment Trusts — 3.7%
3,000,000	Digital Realty Trust LP,
	1.875%, 11/15/29(a)	3,018,988	2,978,400
3,000,000	Redfin Corp.,
	0.500%, 04/01/27	2,379,790	2,635,698
1,000,000	Redwood Trust Inc.,
	7.750%, 06/15/27	1,000,000	987,000
		6,398,778	6,601,098
Principal			Market
Amount		Cost	Value
	Retail — 0.0%
$35,000	The Cheesecake Factory Inc.,
	2.000%, 03/15/30(a)	$35,000	$33,556

	Semiconductors — 3.8%
500,000	Impinj Inc.,
	1.125%, 05/15/27	468,947	569,500
2,500,000	indie Semiconductor Inc.,
	3.500%, 12/15/29(a)	2,240,899	1,832,813
2,500,000	MKS Instruments Inc.,
	1.250%, 06/01/30(a)	2,501,731	2,255,000
1,750,000	OSI Systems Inc.,
	2.250%, 08/01/29(a)	1,760,661	2,134,399
		6,972,238	6,791,712

	Telecommunications — 1.2%
2,500,000	Applied Digital Corp.,
	2.750%, 06/01/30(a)	2,522,890	2,181,250

	TOTAL CONVERTIBLE CORPORATE BONDS	118,765,555	119,860,857

Shares
	CONVERTIBLE PREFERRED STOCKS — 0.4%
	Business Services — 0.0%
809,253	Amerivon Holdings LLC,
	4.000%(c)	1,294,693	0
272,728	Amerivon Holdings LLC,
	common equity units (c)	0	3
		1,294,693	3
	Health Care — 0.4%
31,218	Invacare Holdings Corp., Ser. A,
	9.000%(c)	780,444	686,796

	TOTAL CONVERTIBLE PREFERRED STOCKS	2,075,137	686,799

	MANDATORY CONVERTIBLE SECURITIES(d) — 10.4%
	Aerospace and Defense — 0.8%
25,050	The Boeing Co.,
	6.000%, 10/15/27	1,342,568	1,498,741

	Computer Software and Services — 1.5%
57,000	Hewlett Packard Enterprise Co.,
	7.625%, 09/01/27	2,899,269	2,721,180

	Diversified Industrial — 0.9%
29,606	Chart Industries Inc., Ser. B,
	6.750%, 12/15/25	1,729,583	1,621,521

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments (Continued) — March 31, 2025 (Unaudited)

			Market
Shares		Cost	Value
	MANDATORY CONVERTIBLE SECURITIES(d) (Continued)
	Energy and Utilities — 2.5%
50,000	NextEra Energy Inc.,
	7.234%, 11/01/27	$2,351,816	$2,277,500
47,800	PG&E Corp., Ser. A,
	6.000%, 12/01/27	2,409,306	2,138,572
		4,761,122	4,416,072
	Financial Services — 1.8%
47,000	Ares Management Corp., Ser. B,
	6.750%, 10/01/27	2,372,400	2,265,870
18,000	KKR & Co. Inc., Ser. D,
	6.250%, 03/01/28	900,000	889,200
		3,272,400	3,155,070
	Health Care — 1.1%
30,000	BrightSpring Health
	Services Inc.,
	6.750%, 02/01/27	1,500,000	1,950,000

	Semiconductors — 0.6%
19,500	Microchip Technology Inc.,
	7.500%, 03/15/28	987,600	981,435

	Specialty Chemicals — 1.2%
60,000	Albemarle Corp.,
	7.250%, 03/01/27	2,960,788	2,139,000

	TOTAL MANDATORY CONVERTIBLE SECURITIES	19,453,330	18,483,019

	COMMON STOCKS — 13.9%
	Business Services — 0.5%
13,000	PayPal Holdings Inc.†	532,384	848,250

	Computer Software and Services — 1.7%
8,000	Microsoft Corp.	217,440	3,003,120

	Entertainment — 0.7%
12,500	The Walt Disney Co.	643,842	1,233,750

	Health Care — 0.0%
13,970	Invacare Holdings Corp.†(c)	0	0

	Real Estate Investment Trusts — 4.8%
10,000	American Tower Corp.	900,500	2,176,000
16,100	Crown Castle Inc.	1,058,242	1,678,103
4,000	Equinix Inc.	1,048,073	3,261,400
7,000	SBA Communications Corp.	710,771	1,540,070
		3,717,586	8,655,573

	Semiconductors — 1.8%
19,080	Broadcom Inc.	651,024	3,194,564
			Market
Shares		Cost	Value
	Telecommunications — 4.4%
60,000	AT&T Inc.	$851,496	$1,696,800
14,619	T-Mobile US Inc.	1,350,297	3,899,034
50,000	Verizon Communications Inc.	1,697,148	2,268,000
		3,898,941	7,863,834

	TOTAL COMMON STOCKS	9,661,217	24,799,091

Principal
Amount
U.S. GOVERNMENT OBLIGATIONS — 7.9%
$14,080,000	U.S. Treasury Bills,
4.228% to 4.245%††,
05/29/25 to 06/26/25	13,955,171	13,955,032

TOTAL INVESTMENTS — 100.0%	$163,910,410	177,784,798

Other Assets and Liabilities (Net)	536,957

PREFERRED SHARES
(1,948,811 preferred shares outstanding)	(36,300,275)

NET ASSETS — COMMON SHARES
(13,676,849 common shares outstanding)	$142,021,480

NET ASSET VALUE PER COMMON SHARE
($142,021,480 ÷ 13,676,849 shares outstanding)	$10.38

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	At March 31, 2025, the Fund held an investment in a restricted and illiquid security amounting to $3,287,275 or 1.85% of total investments, which was valued under methods approved by the Board of Trustees as follows:

03/31/25
Acquisition				Carrying
Principal		Acquisition	Acquisition	Value
Amount	Issuer	Dates	Cost	Per Bond
$2,300,000	Alibaba Group
	Holding Ltd.,	05/23/24
	0.500%, 06/01/31	-11 /26/24	$2,482,786	$142.9250

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Statement of Assets and Liabilities

March 31, 2025 (Unaudited)

Assets:
Investments, at value (cost $163,910,410)	$177,784,798
Cash	4,429
Dividends and interest receivable	795,837
Deferred offering expense	69,736
Prepaid expenses	2,208
Total Assets	178,657,008
Liabilities:
Distributions payable	121,776
Payable for investment advisory fees	106,241
Payable for payroll expenses	33,809
Payable for accounting fees	7,500
Payable for shareholder communications	27,788
Payable for legal and audit fees	19,091
Other accrued expenses	19,048
Total Liabilities	335,253
Preferred Shares:
Series A Cumulative Preferred Shares (5.250%, $25 liquidation value, $0.01 par value, unlimited shares authorized with 1,120,811 shares issued and outstanding)	28,020,275
Series B Preferred Shares (5.200%, $10 liquidation value, unlimited shares authorized with 828,000 shares issued and outstanding)	8,280,000

Net Assets Attributable to Common Shareholders	$142,021,480

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$119,379,532
Total distributable earnings	22,641,948
Net Assets	$142,021,480

Net Asset Value per Common Share:
($142,021,480 ÷ 13,676,849 shares outstanding at $0.01 par value; unlimited number of shares authorized)	$10.38

Statement of Operations

For the Six Months Ended March 31, 2025 (Unaudited)

Investment Income:
Dividends	$830,598
Interest	2,007,408
Total Investment Income	2,838,006
Expenses:
Investment advisory fees	631,852
Trustees’ fees	58,086
Shareholder communications expenses	44,325
Payroll expenses	42,105
Legal and audit fees	32,078
Accounting fees	22,500
Shareholder services fees	22,093
Custodian fees	6,819
Interest expense	147
Miscellaneous expenses	28,698
Total Expenses	888,703
Less:
Expenses paid indirectly by broker (See Note 5)	(1,730)
Net Expenses	886,973
Net Investment Income	1,951,033
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	9,722,473

Net change in unrealized appreciation/depreciation: on investments	(4,817,382)

Net Realized and Unrealized Gain/(Loss) on Investments	4,905,091
Net Increase in Net Assets Resulting from Operations	6,856,124
Total Distributions to Preferred Shareholders	(935,503)
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$5,920,621

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended
	March 31, 2025	Year Ended
	(Unaudited)	September 30, 2024

Operations:
Net investment income	$1,951,033	$3,995,902
Net realized gain on investments	9,722,473	7,283,693
Net change in unrealized appreciation/depreciation on investments	(4,817,382)	14,452,546
Net Increase in Net Assets Resulting from Operations	6,856,124	25,732,141

Distributions to Preferred Shareholders from Accumulated Earnings	(935,503)*	(2,125,144)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	5,920,621	23,606,997

Distributions to Common Shareholders:
Accumulated earnings	(3,687,916)*	(7,141,343)

Total Distributions to Common Shareholders	(3,687,916)	(7,141,343)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	607,379	545,637
Net decrease in net assets from repurchase of common shares	(254,817)	(1,461,130)
Net increase in net assets from repurchase of preferred shares	1,920	89,261
Net Increase/(Decrease) in Net Assets from Fund Share Transactions	354,482	(826,232)

Net Increase in Net Assets Attributable to Common Shareholders	2,587,187	15,639,422

Net Assets Attributable to Common Shareholders:
Beginning of year	139,434,293	123,794,871
End of period	$142,021,480	$139,434,293

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months
	Ended March
	31, 2025		Year Ended September 30,
	(Unaudited)		2024	2023	2022	2021	2020
Operating Performance:
Net asset value, beginning of year	$10.22		$9.00	$9.25	$14.57	$13.15	$11.42
Net investment income	0.14		0.29	0.26	0.09	0.13	0.16
Net realized and unrealized gain/(loss) on investments	0.36		1.59	0.20	(3.74)	2.75	2.50
Total from investment operations	0.50		1.88	0.46	(3.65)	2.88	2.66
Distributions to Preferred Shareholders: (a)
Net investment income	(0.01	)*	(0.04)	(0.09)	(0.02)	(0.01)	(0.01)
Net realized gain	(0.05	)*	(0.11)	(0.10)	(0.11)	(0.11)	(0.11)
Total distributions to preferred shareholders	(0.06)		(0.15)	(0.19)	(0.13)	(0.12)	(0.12)
Net Increase/(Decrease) in Net Assets
Attributable to Common Shareholders Resulting from Operations	0.44		1.73	0.27	(3.78)	2.76	2.54
Distributions to Common Shareholders:
Net investment income	(0.04	)*	(0.15)	(0.23)	(0.19)	(0.17)	(0.14)
Net realized gain	(0.23	)*	(0.37)	(0.23)	(1.31)	(1.16)	(0.67)
Return of capital	—		—	(0.06)	—	—	—
Total distributions to common shareholders	(0.27)		(0.52)	(0.52)	(1.50)	(1.33)	(0.81)
Fund Share Transactions:
Decrease in net asset value from common shares issued upon reinvestment of distributions	(0.01)		(0.01)	(0.01)	(0.05)	(0.01)	(0.00	)(b)
Increase in net asset value from repurchase of common shares (includes transaction costs)	0.00	(b)	0.01	0.00 (b)	0.02	—	—
Increase in net asset value from repurchase of preferred shares	0.00	(b)	0.01	0.01	0.00 (b)	—	—
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—		—	0.00 (b)	(0.01)	—	—
Total Fund share transactions	(0.01)		0.01	0.00 (b)	(0.04)	(0.01)	(0.00	)(b)
Net Asset Value Attributable to Common Shareholders, End of Period	$10.38		$10.22	$9.00	$9.25	$14.57	$13.15
NAV total return †	4.09%		19.84%	2.71%	(28.73)%	21.75%	23.56%
Market value, end of period	$9.08		$8.99	$8.05	$8.01	$13.36	$11.55
Investment total return ††	3.85%		18.82%	6.99%	(31.71)%	27.12%	18.60%
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$178,322		$175,772	$166,008	$181,713	$226,729	$203,596
Net assets attributable to common shares, end of period (in 000’s)	$142,021		$139,434	$123,795	$126,723	$196,729	$173,596
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	2.64	%(c)	3.08%	2.74%	0.74%	0.79%	1.36%
Ratio of operating expenses to average net assets attributable to common shares (d)(e)	1.20	%(c)	1.46%	1.41%	1.16%	1.01%	1.23%
Portfolio turnover rate	39%		70%	47%	37%	34%	52%

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months
	Ended March
	31, 2025	Year Ended September 30,
	(Unaudited)	2024	2023	2022	2021	2020
Cumulative Preferred Shares:
5.250% Series A Preferred
Liquidation value, end of period (in 000’s)	$28,020	$28,058	$29,183	$29,961	$30,000	$30,000
Total shares outstanding (in 000’s)	1,121	1,122	1,167	1,198	1,200	1,200
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (f)	$22.85	$22.39	$23.04	$24.82	$26.10	$25.59
Asset coverage per share (g)	$122.81	$120.93	$98.32	$82.61	$188.94	$169.66
5.200% Series B Preferred
Liquidation value, end of period (in 000’s)	$8,280	$8,280	$13,030	$25,030	—	—
Total shares outstanding (in 000’s)	828	828	1,303	2,503	—	—
Liquidation preference per share	$10.00	$10.00	$10.00	$10.00	—	—
Average market value (f)(h)	$10.00	$10.00	$10.00	$10.00	—	—
Asset coverage per share (g)	$49.12	$48.37	$39.33	$33.04	—	—
Asset Coverage (i)	491%	484%	393%	330%	756%	679%

†	Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend date. Total return for a period of less than one year is not annualized.

††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

*       Based on year to date book income. Amounts are subject to change and recharacterization at year end.

(a)	Calculated based on average common shares outstanding on the record dates throughout the periods.

(b)	Amount represents less than $0.005 per share.

(c)	Annualized.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented, there was no material impact on the expense ratios.

(e)	Ratio of operating expenses to average net assets including liquidation value of preferred shares for the six months ended March 31, 2025 and the fiscal years ended September 30, 2024, 2023, 2022, 2021, and 2020 would have been 0.97%, 1.11%, 1.02%, 0.95%, 0.88%, and 1.03%, respectively.

(f)	Based on weekly prices.

(g)	Asset coverage per share is calculated by combining all series of Preferred stock.

(h)	The Series B Preferred is a private placement and is not listed on an exchange, nor does the Fund expect a secondary market to develop. The average market price shown is the $10 liquidation preference of the Series B Preferred.

(i)	Asset coverage is calculated by combining all series of preferred stock.

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited)

1.  Organization. The Ellsworth Growth and Income Fund Ltd. (the Fund) is organized as a Delaware statutory trust. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on July 1, 1986.

The Fund’s primary investment objective is to provide income and the potential for capital appreciation, which objectives the Fund considers to be relatively equal over the long term due to the nature of the securities in which it invests. The Fund invests primarily in convertible and equity securities.

Gabelli Funds, LLC (the Adviser), with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Funds’ investment program and manages the operations of the Fund under the general supervision of the Company’s Board of Trustees (the Board).

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. The Board has designated the Adviser as the valuation designee under Rule 2a-5. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the security’s fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — unadjusted quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A   financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of March 31, 2025 is as follows:

		Valuation Inputs
		Level 2 Other	Level 3 Significant
	Level 1	Significant	Unobservable	Total Market Value
	Quoted Prices	Observable Inputs	Inputs (a)	at 03/31/25
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds (b)	—	$119,860,857	$0	$119,860,857
Convertible Preferred Stocks (b)	—	—	686,799	686,799
Mandatory Convertible Securities(b)	$18,483,019	—	—	18,483,019
Common Stocks (b)	24,799,091	—	0	24,799,091
U.S. Government Obligations	—	13,955,032	—	13,955,032
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$43,282,110	$133,815,889	$686,799	$177,784,798

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.

(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. During the six months ended March 31, 2025, the Fund did not incur periodic expenses charged by Acquired Funds.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 20% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted security held as of March 31, 2025, please refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends. For certain securities known as ”contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. The characterization of distributions to shareholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Under the Fund’s current common share distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income, subject to the maximum federal income tax rate. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.250% Series A and 5.200% Series B Cumulative Preferred Shares (Preferred Shares) are recorded on a daily basis and are determined as described in Note 6.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions paid during the fiscal year ended September 30, 2024 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$3,981,920	$1,184,953
Net long term capital gains	3,159,423	940,191
Total distributions paid	$7,141,343	$2,125,144

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized appreciation at March 31, 2025:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$163,910,410	$25,348,103	$(11,473,715)	$13,874,388

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended March 31, 2025, the Fund did not incur any income tax, interest or penalties. As of March 31, 2025, the Adviser has reviewed the open tax years and concluded that there was no tax impact to the Fund’s net assets or results of operations. The Fund’s current federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 0.80% of the first $100,000,000 of the Fund’s average weekly net assets including the liquidation value of preferred shares and 0.55% of the Fund’s average weekly net assets including the liquidation value of preferred shares in excess of $100,000,000. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

4. Portfolio Securities. Purchases and sales of securities during the six months ended March 31, 2025, other than short term securities and U.S. Government obligations, aggregated $67,926,888 and $79,354,883, respectively.

5. Transactions with Affiliates and Other Arrangements. During the six months ended March 31, 2025, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,730.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended March 31, 2025, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended March 31, 2025, the Fund accrued $42,105 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6.  Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.01). The Board has authorized the repurchase of the Fund’s common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended March 31, 2025 and the fiscal year ended September 30, 2024, the Fund repurchased and retired 26,604 and 174,742 of its common shares at investments of $254,817 and $1,461,130, respectively, at average discounts of approximately 11.48% and 13.83% from NAV.

Transactions in shares of common shares of beneficial interest for the six months ended March 31, 2025 and the fiscal year ended September 30, 2024 were as follows:

	Six Months Ended
	March 31, 2025		Year Ended
	(Unaudited)		September 30, 2024
	Shares	Amount	Shares	Amount

Increase in net assets from common shares issued upon reinvestment of distributions	62,041	$607,379	67,446	$545,637
Decrease in net assets from repurchase of common shares	(26,604)	(254,817)	(174,742)	(1,461,130)
Net increase/(decrease)	35,437	$352,562	(107,296)	$(915,493)

As of March 31, 2025, the Fund had an effective shelf registration, available through January 4, 2027, authorizing the issuance of $100 million in common or preferred shares.

The liquidation value of the Series A Cumulative Preferred Shares (Series A Preferred) is $25 per share. The Series A Preferred has an annual dividend rate of 5.250% and is callable at the Fund’s option. The Board has authorized the repurchase of the Series A Preferred in the open market at prices less than the $25 liquidation value per share. During the six months ended March 31, 2025 and the fiscal year ended September 30, 2024, the Fund repurchased and retired 1,500 and 45,004 Series A Preferred, at investments of $35,580 and $1,035,839 at average discounts of approximately 5.20% and 7.93%, from its liquidation value.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

On July 1, 2022, the Fund issued 2,503,000 shares of Series B Cumulative Preferred Shares (Series B Preferred) receiving $24,887,500 million after the deduction of offering expenses of $124,517, and issued 120,000 shares of Series B Preferred on May 4, 2023, receiving $1,190,000 after deducting offering expenses. The Series B Preferred shares have a liquidation value of $10 per share, and were issued with an annual dividend rate of 4.40%. On June 27, 2024, 475,000 shares of Series B preferred were put back to the Fund at their liquidation preference of $10 per share. On April 17, 2023, the Board approved an increase in the Series B annual dividend rate to 5.20%. On June 26, 2023, 1,320,000 shares of Series B Preferred were put back to the Fund at their liquidation preference of $10 per share. The Series B Preferred are callable at any time at the Fund’s option. Distributions are paid semiannually at an annual rate of 5.20%. At March 31, 2025, 828,000 shares of Series B Preferred were outstanding and accrued dividends amounted to $113,620.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of preferred shares, par value $0.01. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Fund’s Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at their respective liquidation values plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The following table summarizes Cumulative Preferred Shares information:

			Number of
			Shares			Dividend	Accrued
			Outstanding at		2025 Dividend	Rate at	Dividends at
Series	Issue Date	Authorized	3/31/2025	Net Proceeds	Rate Range	3/31/2025	3/31/2025
A 5.250%	September 18, 2017	unlimited	1,120,811	$28,855,381	Fixed Rate	5.250%	$20,431
B 5.200%	July 1, 2022	unlimited	828,000	$24,887,500	Fixed Rate	5.200%	$113,620

The holders of preferred shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and, under certain circumstances, are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

7.  Convertible Securities Concentration. It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock.

8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Segment Reporting. In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations. The Fund’s Principal Executive Officer and Principal Financial Officer act as the Fund’s chief operating decision maker (CODM), as defined in Topic 280, assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is guided by the Fund’s investment objective and principal investment strategies, and executed by the Fund’s portfolio management team, comprised of investment professionals employed by the Adviser. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s Schedule of Investments, Statements of Operations and Changes in Net Assets and Financial Highlights.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of May 20, 2025, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 12, 2025 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 12, 2025. At that meeting common and preferred shareholders, voting together as a single class, re-elected Elizabeth C. Bogan, James A. Dinsmore, and Anthonie C. van Ekris as Trustees of the Fund, with 9,556,867 votes, 9,604,713 votes, and 9,598,353 votes cast in in favor of these Trustees, and 2,331,236 votes, 2,283,390 votes, and 2,289,751 votes withheld for these Trustees, respectively, and elected Colin J. Kilrain as a Trustee of the Fund, with 9,576,520 votes cast for this Trustee and 2,311,584 votes withheld for this Trustee.

Mario J. Gabelli, Kinchen C. Bizzell, James P. Conn, Frank J. Fahrenkopf, Jr., Daniel D. Harding, Michael J. Melarkey, and Nicolas W. Platt continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

ELLSWORTH GROWTH AND INCOME FUND LTD.

AND YOUR PERSONAL PRIVACY

Who are we?

The Ellsworth Growth and Income Fund Ltd.is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

When you purchase shares of the Fund on the NYSE American, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

Ellsworth Growth and Income Fund Ltd.

One Corporate Center

Rye, NY 10580-1422

(Y)our Portfolio Manager Biography

James A. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dinsmore received a BA in Economics from Cornell University and an MBA degree from Rutgers University.

The net asset value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Convertible Securities Funds.”

The net asset value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the net asset value is “XECFX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Kinchen C. Bizzell
Former Managing Director,
CAVU Securities

Elizabeth C. Bogan
Former Senior Lecturer in
Economics
at Princeton University

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings Ltd.

James A. Dinsmore, CFA
Portfolio Manager
Gabelli Funds, LLC

Frank J. Fahrenkopf, Jr.
Former President & Chief
Executive Officer,
American Gaming Association

Daniel D. Harding
Managing General Partner,
Global Equity Income Fund

Colin J. Kilrain
Vice Admiral, USN (ret)

Michael J. Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Nicolas W. Platt
Former Managing Director,
FTI Consulting Inc.

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

OFFICERS

James A. Dinsmore, CFA
President

John C. Ball
Treasurer, Principal Financial &
Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

Laurissa M. Martire
Vice President & Ombudsman

Bethany A. Uhlein
Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

CUSTODIAN

State Street Bank and Trust
Company

COUNSEL

Skadden, Arps, Slate, Meagher &
Flom LLP

TRANSFER AGENT AND
REGISTRAR

Equiniti Trust Company, LLC

ECF Q1/2025

GABELLI
FUNDS

# ELLSWORTH GROWTH AND INCOME FUND LTD.

ECF

*Semiannual Report*
*March 31, 2025*

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

At its meeting on February 13, 2024, the Board of Trustees (Board) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not interested persons of the Fund (the Independent Board Members). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers as well as the Independent Board Members’ satisfaction with the performance of the portfolio managers since the Adviser assumed control of the Fund in 2015.

Investment Performance. The Independent Board Members reviewed the performance of the Fund for the one-, three-, five-, and ten-year periods (as of December 31, 2024) against a peer group of 18 other convertible funds prepared by the Adviser (the “Adviser Peer Group”) and against a peer group other closed-end funds constituting the Fund’s Lipper category (Closed-End Core, Convertible and Value Equity Funds) (the “Lipper Peer Group”). The Independent Board Members noted that the Fund’s performance was in the first quartile for the one- period, and in the third quartile for the three-, five-, and ten-year periods for the Adviser Peer Group, and in the first quartile for the one-year period, in the third quartile for three-, five-year and ten-year periods for the Lipper Peer Group. The Independent Board Members noted the Fund’s strong performance during the past year. The Independent Board Members then discussed the utility of these comparisons, noting the inclusion of unlevered open-end funds in the applicable peer groups and the impact of the Fund’s leveraged capital structure. The Independent Board Members noted that the Fund’s longer-term performance compared more favorably to leveraged closed-end funds included in the Adviser Peer Group. The Independent Board Members discussed how this result was consistent with their overall view of the high quality portfolio management services the Adviser provides to the Fund.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without such a charge and noted the Adviser’s estimated pre-tax operating margin attributable to the Fund in both scenarios.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale. The Independent Board Members noted that the Fund was a closed-end fund and unlikely to realize any economies of scale potentially available through growth in the absence of additional offerings.

Sharing of Economies of Scale. The Independent Board Members noted that the Fund’s advisory fee contained a reduction for assets in excess of $100 million, which would indicate a sharing even if economies of scale were not experienced at such a low asset level.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and Lipper Peer Group. The Independent Board Members noted that the Adviser’s management fee includes substantially all administrative services for the Fund as well as investment advisory services. The Independent Board Members noted that within the Adviser Peer Group, the Fund’s investment management fee was lower than the Adviser Peer Group average and total expense ratio was higher the Adviser Peer Group average. The Independent Board Members further noted that the Fund’s investment management fee was above the Lipper Peer Group average and the Fund’s total expense ratio was above the Lipper Peer Group average. The Independent Board Members also noted that the management fee structure was different from that in effect for most of the Gabelli funds, in that it contains a reduction for assets in excess of $100 million and is lower than the management fees in effect for most other Gabelli funds due to the retention of the Fund’s historical fee structure when the Adviser assumed the management of the Fund in 2015.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services, and that the Fund’s performance record has been acceptable since the Adviser assumed control of the Fund in 2015. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was acceptable and that economies of scale were not a significant factor in their thinking at this point. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was appropriate in light of the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 10/01/2024 through 10/31/2024	Common – 1,500 Preferred Series A – 1,500 Preferred Series B – N/A	Common – $8.95 Preferred Series A – $23.70 Preferred Series B – N/A	Common – 1,500 Preferred Series A – 1,500 Preferred Series B – N/A	Common – 13,641,412 - 1,500 = 13,639,912 Preferred Series A – 1,122,311 - 1,500 = 1,120,811 Preferred Series B – 828,000
Month #2 11/01/2024 through 11/30/2024	Common –1,300 Preferred Series A – N/A Preferred Series B – N/A	Common – $9.48 Preferred Series A – N/A Preferred Series B – N/A	Common – 1,300 Preferred Series A – N/A Preferred Series B – N/A	Common – 13,639,912 - 1,300 = 13,638,612 Preferred Series A – 1,120,811 Preferred Series B – 828,000
Month #3 12/01/2024 through 12/31/2024	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 13,700,653 Preferred Series A – 1,120,811 Preferred Series B – 828,000
Month #4 01/01/2025 through 01/31/2025	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common –N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 13,700,653 Preferred Series A – 1,120,811 Preferred Series B – 828,000
Month #5 02/01/2025 through 02/29/2025	Common – 10,000 Preferred Series A – N/A Preferred Series B – N/A	Common – $9.89 Preferred Series A – N/A Preferred Series B – N/A	Common – 10,000 Preferred Series A – N/A Preferred Series B – N/A	Common – 13,700,653 - 10,000 = 13,690,653 Preferred Series A 1,120,811 Preferred Series B – 828,000
Month #6 03/01/2025 through 03/31/2025	Common –13,804 Preferred Series A – N/A Preferred Series B – N/A	Common – $9.35 Preferred Series A – N/A Preferred Series B – N/A	Common – 13,804 Preferred Series A – N/A Preferred Series B – N/A	Common – 13,690,653 - 13,804 = 13,676,849 Preferred Series A – 1,120,811 Preferred Series B – 828,000
Total	Common –26,604 Preferred Series A – 1,500 Preferred Series B – N/A	Common – $9.49 Preferred Series A – $23.70 Preferred Series B – N/A	Common – 26,604 Preferred Series A – 1,500 Preferred Series B – N/A

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	If at any time during or after the last completed fiscal year the registrant was required to prepare an accounting restatement that required recovery of erroneously awarded compensation pursuant to the registrant’s compensation recovery policy required by the listing standards adopted pursuant to 17 CFR 240.10D-1, or there was an outstanding balance as of the end of the last completed fiscal year of erroneously awarded compensation to be recovered from the application of the policy to a prior restatement, the registrant must provide the following information:

(1)	For each restatement:

(i)	The date on which the registrant was required to prepare an accounting restatement; N/A

(ii)	The aggregate dollar amount of erroneously awarded compensation attributable to such accounting restatement, including an analysis of how the amount was calculated; $0

(iii)	If the financial reporting measure defined in 17 CFR 10D-1(d) related to a stock price or total shareholder return metric, the estimates that were used in determining the erroneously awarded compensation attributable to such accounting restatement and an explanation of the methodology used for such estimates; N/A

(iv)	The aggregate dollar amount of erroneously awarded compensation that remains outstanding at the end of the last completed fiscal year; $0 and

(v)	If the aggregate dollar amount of erroneously awarded compensation has not yet been determined, disclose this fact, explain the reason(s) and disclose the information required in (ii) through (iv) in the next annual report that the registrant files on this Form N-CSR; N/A

(2)	If recovery would be impracticable pursuant to 17 CFR 10D-1(b)(1)(iv), for each named executive officer and for all other executive officers as a group, disclose the amount of recovery forgone and a brief description of the reason the registrant decided in each case not to pursue recovery; $0 and

(3)	For each named executive officer from whom, as of the end of the last completed fiscal year, erroneously awarded compensation had been outstanding for 180 days or longer since the date the registrant determined the amount the individual owed, disclose the dollar amount of outstanding erroneously awarded compensation due from each such individual. $0

(b)	If at any time during or after its last completed fiscal year the registrant was required to prepare an accounting restatement, and the registrant concluded that recovery of erroneously awarded compensation was not required pursuant to the registrant’s compensation recovery policy required by the listing standards adopted pursuant to 17 CFR 240.10D-1, briefly explain why application of the recovery policy resulted in this conclusion. N/A

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ellsworth Growth and Income Fund Ltd.

By (Signature and Title)*	/s/ James A. Dinsmore
James A. Dinsmore, Principal Executive Officer

Date	June 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. Dinsmore
James A. Dinsmore, Principal Executive Officer

Date	June 6, 2025

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	June 6, 2025

* Print the name and title of each signing officer under his or her signature.